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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                December 6, 2003


                           EARTH SEARCH SCIENCES, INC.
              (Exact name of registrant as specified in its charter


     State of Utah                     0-19566                   87-0437723
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



   1729 Montana Highway 35, Kalispell, MT                            59901
  (Address of principal executive offices)                        (Zip code)


               Registrant's telephone number, including area code:
                                 (406) 751-5200



          (Former Name or Former Address, if changed since last report)



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Item 5.     Other Events.

Earth Search Sciences, Inc. (ESSI) announced the appointed of David Grant as an interim Director of the Board for the Company.

Mr. Grant has an extensive and varied background that includes business development, operations and technical marketing support, project management in both domestic and international venues. Included is time spent in high tech industry plus airborne reconnaissance applications in the military.

Mr. Grant has become intimately familiar with the Company's operations and brings a high level of enthusiasm and confidence in its imminent prospects for growth.

Item 7.     Financial Statements and Exhibits

            (a) Financial Statements of Business Acquired--Not applicable.

            (b) Pro Forma Financial Information--Not applicable.

            (c) Exhibits--Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Earth Search Sciences, Inc.


Dated: December 6, 2003                   /s/ Larry F Vance
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                                          Larry F Vance














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